UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 18, 2015

Date of Report

(Date of Earliest Event Reported)

Sebring Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	4822 (Primary Standard Industrial Classification Code)	26-0319491 (IRS Employer Identification No.)

1400 Cattlemen Rd., Suite A, Sarasota, Florida 34232

(Address of Principal Executive Offices, Including Zip Code)

(941) 377-0715

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under nay of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our” and “us” refer to Sebring Software, Inc.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

On April 18, 2015, Mr. Joel Fedder, a member of the Board of Directors of the Company, passed away.

On April 21, 2015, Mr. Dennis Buchman submitted his resignation from the Board of Directors of the Company. Mr. Buchman’s resignation was not the result of any disagreement with the Company and was for personal reasons. A copy of Mr. Buchman’s resignation letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit
99.1	Resignation letter of Dennis Buchman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 27, 2015

Sebring Software, Inc.

By: /s/ Leif Andersen Name: Leif Andersen Title: Chief Executive Officer and Director